                                                                  Exhibit 10-c-7











JULY 31, 2001

TO:

IN ACCORDANCE WITH RESOLUTIONS ADOPTED AT THE JUNE 26, 2001 BOARD MEETING, YOU WERE GRANTED STOCK OPTIONS TO PURCHASE 7,000 SHARES OF THE CORPORATION'S COMMON STOCK AT A PRICE PER SHARE OF $16.05 AND ON TERMS SUBSTANTIALLY SIMILAR TO THE TERMS OF STOCK OPTIONS GRANTED UNDER THIS CORPORATION'S DIRECTORS STOCK PLAN AS IN EFFECT ON THE DATE HEREOF AND AS SET FORTH IN THE ATTACHED STOCK OPTION TERMS AND CONDITIONS, WHICH COMPRISE A PART OF THIS STOCK OPTION AGREEMENT.

PLEASE CONFIRM YOUR ACCEPTANCE OF THIS GRANT, INCLUDING THE ATTACHED STOCK OPTION TERMS AND CONDITIONS, BY SIGNING ONE COPY AT THE PLACE INDICATED AND RETURNING IT TO THE CORPORATION'S OFFICE OF THE SECRETARY IN THE ENCLOSED RETURN ENVELOPE.

ROCKWELL INTERNATIONAL CORPORATION

WILLIAM J. CALISE, JR.

SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

ACCEPTED AND AGREED TO:

-------------------------------

DATE:                     , 2001
     ---------------------

                       ROCKWELL INTERNATIONAL CORPORATION
                        DIRECTORS STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       DEFINITIONS

         AS USED IN THESE STOCK OPTION TERMS AND CONDITIONS, THE FOLLOWING WORDS AND PHRASES SHALL HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM BELOW UNLESS THE CONTEXT IN WHICH ANY OF THEM IS USED CLEARLY INDICATES A CONTRARY MEANING:

         (a) CHANGE OF CONTROL: CHANGE OF CONTROL SHALL HAVE THE SAME MEANING AS SUCH TERM HAS IN ARTICLE III, SECTION 13(I)(1) OF ROCKWELL AUTOMATION'S BY-LAWS.

         (b) CHARLES SCHWAB: CHARLES SCHWAB & CO., INC. IS THE STOCK OPTION ADMINISTRATOR WHOM ROCKWELL AUTOMATION HAS ENGAGED TO ADMINISTER AND PROCESS ALL OPTION EXERCISES.

         (c) COMMITTEE: THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS OF ROCKWELL AUTOMATION.

         (d) CUSTOMER SERVICE CENTER: CHARLES SCHWAB'S CUSTOMER SERVICE CENTER THAT IS USED TO FACILITATE OPTION TRANSACTIONS. CONTACT CHARLES SCHWAB AT (888) 852-2135.

         (e)      DIRECTOR: A MEMBER OF THE BOARD OF DIRECTORS OF ROCKWELL
                  AUTOMATION.

         (f) NOTICE OF EXERCISE FORM: THE FORM ATTACHED AS EXHIBIT 1 OR ANY OTHER FORM ACCEPTED BY THE SECRETARY OF ROCKWELL AUTOMATION IN HIS SOLE DISCRETION.

         (g) OPTIONS: THE STOCK OPTIONS LISTED IN THE FIRST PARAGRAPH OF THE LETTER DATED JULY 31, 2001 TO WHICH THESE STOCK OPTION TERMS AND CONDITIONS ARE ATTACHED AND WHICH TOGETHER WITH THESE STOCK OPTION TERMS AND CONDITIONS CONSTITUTE THE STOCK OPTION AGREEMENT.

         (h) OPTION SHARES: THE SHARES OF ROCKWELL AUTOMATION COMMON STOCK ISSUABLE OR TRANSFERABLE ON EXERCISE OF THE OPTIONS.

         (i) PLAN: ROCKWELL AUTOMATION'S DIRECTORS STOCK PLAN, AS AMENDED, AND AS SUCH PLAN MAY BE FURTHER AMENDED AND IN EFFECT AT THE RELEVANT TIME.

         (j) ROCKWELL AUTOMATION: ROCKWELL INTERNATIONAL CORPORATION, A DELAWARE CORPORATION.

         (k)      SHARES: SHARES OF ROCKWELL AUTOMATION COMMON STOCK.

         (l) STOCK OPTION AGREEMENT: THESE STOCK OPTION TERMS AND CONDITIONS TOGETHER WITH THE LETTER DATED JULY 31, 2001 TO WHICH THEY ARE ATTACHED.

2.       WHEN OPTIONS MAY BE EXERCISED

         THE OPTIONS MAY BE EXERCISED, IN WHOLE OR IN PART (BUT ONLY FOR A WHOLE NUMBER OF SHARES) AND AT ONE TIME OR FROM TIME TO TIME, AS TO ONE-THIRD (ROUNDED TO THE NEAREST WHOLE NUMBER) OF THE OPTION SHARES DURING THE PERIOD BEGINNING ON JULY 31, 2002 AND ENDING ON JULY 31, 2011, AS TO AN ADDITIONAL ONE-THIRD (ROUNDED TO THE NEAREST WHOLE NUMBER) OF THE OPTION SHARES DURING THE PERIOD BEGINNING ON JULY 31, 2003 AND ENDING ON JULY 31, 2011 AND AS TO THE BALANCE OF THE OPTION SHARES DURING THE PERIOD BEGINNING ON JULY 31, 2004 AND ENDING ON JULY 31, 2011, AND ONLY DURING THOSE PERIODS, PROVIDED THAT:

         (a) IF YOU DIE WHILE A DIRECTOR, YOUR ESTATE, ANY PERSON WHO ACQUIRES THE OPTIONS BY BEQUEST OR INHERITANCE, OR ANY PERSON TO WHOM YOU HAVE TRANSFERRED THE OPTIONS DURING YOUR LIFETIME AS PERMITTED BY SECTION 4 MAY EXERCISE ALL THE OPTIONS NOT THERETOFORE EXERCISED WITHIN (AND ONLY WITHIN) THE PERIOD BEGINNING ON YOUR DATE OF DEATH (EVEN IF YOU DIE BEFORE YOU HAVE BECOME ENTITLED TO EXERCISE ALL OR ANY PART OF THE OPTIONS) AND ENDING THREE YEARS THEREAFTER OR ON JULY 31, 2011 IF EARLIER;

         (b) IF YOU RETIRE AS A DIRECTOR AT OR AFTER AGE 72 OR AT AN EARLIER AGE BUT AFTER COMPLETING AT LEAST 10 YEARS OF SERVICE AS A DIRECTOR, YOU (OR IF YOU DIE AFTER YOUR RETIREMENT DATE, YOUR ESTATE OR ANY PERSON WHO ACQUIRES THE OPTIONS BY BEQUEST OR INHERITANCE) OR ANY PERSON TO WHOM YOU HAVE TRANSFERRED THE OPTIONS DURING YOUR LIFETIME AS PERMITTED BY SECTION 4 MAY THEREAFTER EXERCISE ALL THE OPTIONS NOT THERETOFORE EXERCISED WITHIN (AND ONLY WITHIN) THE PERIOD BEGINNING ON YOUR RETIREMENT DATE (EVEN IF YOU RETIRE BEFORE YOU HAVE BECOME ENTITLED TO EXERCISE ALL OR ANY PART OF THE OPTIONS) AND ENDING FIVE YEARS THEREAFTER OR ON JULY 31, 2011 IF EARLIER;

         (c)      IF YOUR SERVICE AS A DIRECTOR TERMINATES AS A RESULT OF
                  YOUR DISABILITY OR AS A RESULT OF YOUR RESIGNATION FOR REASONS OF THE ANTITRUST LAWS, COMPLIANCE WITH ROCKWELL AUTOMATION'S CONFLICT OF INTEREST POLICIES OR OTHER CIRCUMSTANCES THAT THE COMMITTEE MAY DETERMINE AS

                  SERVING THE BEST INTERESTS OF ROCKWELL AUTOMATION, YOU (OR IF YOU DIE AFTER TERMINATION OF YOUR SERVICE AS A DIRECTOR, YOUR ESTATE OR ANY PERSON WHO ACQUIRES THE OPTIONS BY BEQUEST OR INHERITANCE) OR ANY PERSON TO WHOM YOU HAVE TRANSFERRED THE OPTIONS DURING YOUR LIFETIME AS PERMITTED BY SECTION 4 MAY THEREAFTER EXERCISE THE OPTIONS NOT THERETOFORE EXERCISED THAT ARE EXERCISABLE ON THE DATE YOUR SERVICE AS A DIRECTOR TERMINATES WITHIN (AND ONLY WITHIN) SUCH PERIOD, IF ANY, AFTER YOUR TERMINATION DATE AS THE COMMITTEE MAY DETERMINE BY ACTION TAKEN NOT MORE THAN 60 DAYS AFTER YOUR TERMINATION DATE, WHICH PERIOD SHALL IN NO EVENT END MORE THAN FIVE YEARS AFTER YOUR TERMINATION DATE OR ON JULY 31, 2011, IF EARLIER;

         (d) IF YOUR SERVICE AS A DIRECTOR TERMINATES FOR ANY OTHER REASON, THE OPTIONS SHALL TERMINATE FORTHWITH ON THE DATE OF TERMINATION OF YOUR SERVICE AS A DIRECTOR AND SHALL NOT BE EXERCISED THEREAFTER; AND

         PROVIDED, FURTHER, THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE STOCK OPTION AGREEMENT, IF A CHANGE OF CONTROL SHALL OCCUR, THEN ALL THE REMAINING OPTIONS SHALL BECOME FULLY EXERCISABLE WHETHER OR NOT OTHERWISE THEN EXERCISABLE AND SHALL BE AND REMAIN EXERCISABLE FOR THE APPLICABLE PERIOD HEREINABOVE IN THIS SECTION 2 PROVIDED.

3.       EXERCISE PROCEDURE

         (a) TO EXERCISE ALL OR ANY PART OF THE OPTIONS, YOU (OR AFTER YOUR DEATH, YOUR ESTATE OR ANY PERSON WHO HAS ACQUIRED THE OPTIONS BY BEQUEST OR INHERITANCE) MUST SUBMIT A NOTICE OF EXERCISE TO ROCKWELL AUTOMATION'S OFFICE OF THE SECRETARY (ATTENTION:
                  STOCK OPTION ADMINISTRATION; FACSIMILE NUMBER (414) 212-5297) AND THEN CONTACT THE STOCK OPTION ADMINISTRATOR, CHARLES SCHWAB, AS FOLLOWS:

                  (i) CONTACT THE CUSTOMER SERVICE CENTER BY CALLING (888) 852-2135 MONDAY THROUGH FRIDAY, 9:00 A.M. TO 9:00 P.M. EASTERN TIME AND FOLLOW THE INSTRUCTIONS PROVIDED;

                  (ii) CONFIRM THE OPTION TRANSACTION THROUGH THE CUSTOMER SERVICE CENTER BY RECEIVING A CONFIRMATION NUMBER;

                  (iii) FULL PAYMENT OF THE EXERCISE PRICE FOR THE OPTION SHARES TO BE PURCHASED ON EXERCISE OF THE OPTIONS MAY BE MADE BY:

                           -        CHECK; OR

                           -        IN ALREADY-OWNED SHARES; OR

                           -        IN A COMBINATION OF CHECK AND SHARES; OR

                           - BY AUTHORIZING A THIRD PARTY APPROVED BY ROCKWELL AUTOMATION TO SELL THE SHARES (OR A SUFFICIENT PORTION OF THE SHARES) ACQUIRED UPON EXERCISE OF THE OPTION; AND

                  (iv) IN THE CASE OF AN EXERCISE OF THE OPTIONS BY ANY PERSON OTHER THAN YOU SEEKING TO EXERCISE THE OPTIONS, SUCH DOCUMENTS AS CHARLES SCHWAB OR THE SECRETARY OF ROCKWELL AUTOMATION SHALL REQUIRE TO ESTABLISH TO THEIR SATISFACTION THAT THE PERSON SEEKING TO EXERCISE THE OPTIONS IS ENTITLED TO DO SO.

         (b)      AN EXERCISE OF THE WHOLE OR ANY PART OF THE OPTIONS SHALL BE
                  EFFECTIVE:

                  (i) IF YOU ELECT (OR AFTER YOUR DEATH, THE PERSON ENTITLED TO EXERCISE THE OPTIONS ELECTS) TO PAY THE EXERCISE PRICE FOR THE OPTION SHARES ENTIRELY BY CHECK, (A) UPON CONFIRMATION OF YOUR TRANSACTION BY USING THE CUSTOMER SERVICE CENTER AND FULL PAYMENT OF THE EXERCISE PRICE AND WITHHOLDING TAXES (IF APPLICABLE) ARE RECEIVED BY CHARLES SCHWAB WITHIN FIVE BUSINESS DAYS FOLLOWING THE CONFIRMATION; AND
                           (B) RECEIPT OF ANY DOCUMENTS REQUIRED PURSUANT TO
                           SECTION 3(a)(iv); AND

                  (ii) IF YOU ELECT (OR AFTER YOUR DEATH, THE PERSON ENTITLED TO EXERCISE THE OPTIONS ELECTS) TO PAY THE EXERCISE PRICE OF THE OPTION SHARES IN SHARES OR IN A COMBINATION OF SHARES AND CHECK, (A) UPON CONFIRMATION OF YOUR TRANSACTION BY USING THE CUSTOMER SERVICE CENTER AND FULL PAYMENT OF THE EXERCISE PRICE (AS DEFINED IN SECTION 3(d)(i)) AND WITHHOLDING TAXES (IF APPLICABLE) ARE RECEIVED BY CHARLES SCHWAB WITHIN FIVE BUSINESS DAYS FOLLOWING THE CONFIRMATION; AND (B) RECEIPT OF ANY DOCUMENTS REQUIRED PURSUANT TO SECTION 3(a)(iv).

         (c) IF YOU CHOOSE (OR AFTER YOUR DEATH, THE PERSON ENTITLED TO EXERCISE THE OPTIONS CHOOSES) TO PAY THE EXERCISE PRICE FOR THE OPTION SHARES TO BE PURCHASED ON EXERCISE OF ANY OF THE OPTIONS ENTIRELY BY CHECK, PAYMENT MUST BE MADE BY:

                           - DELIVERING TO CHARLES SCHWAB A CHECK IN THE FULL AMOUNT OF THE EXERCISE PRICE FOR THOSE OPTION SHARES; OR

                           - ARRANGING WITH A STOCKBROKER, BANK OR OTHER FINANCIAL INSTITUTION TO DELIVER TO CHARLES SCHWAB FULL PAYMENT, BY CHECK OR (IF PRIOR ARRANGEMENTS ARE MADE WITH CHARLES SCHWAB) BY WIRE TRANSFER, OF THE EXERCISE PRICE OF THOSE OPTION SHARES.

                                    IN EITHER EVENT, IN ACCORDANCE WITH SECTION
                                    3(E), FULL PAYMENT OF THE EXERCISE PRICE FOR
                                    THE OPTION SHARES PURCHASED MUST BE MADE
                                    WITHIN FIVE BUSINESS DAYS AFTER THE EXERCISE
                                    HAS BEEN CONDUCTED AND CONFIRMED THROUGH THE
                                    CUSTOMER SERVICE CENTER.

         (d)      (i)      IF YOU CHOOSE (OR AFTER YOUR DEATH, THE PERSON
                           ENTITLED TO EXERCISE THE OPTIONS CHOOSES) TO USE
                           ALREADY-OWNED SHARES TO PAY ALL OR PART OF THE
                           EXERCISE PRICE FOR THE OPTION SHARES TO BE PURCHASED
                           ON EXERCISE OF ANY OF THE OPTIONS, YOU (OR AFTER YOUR
                           DEATH, THE PERSON ENTITLED TO EXERCISE THE OPTIONS)
                           MUST DELIVER TO CHARLES SCHWAB ONE OR MORE
                           CERTIFICATES (AND EXECUTED STOCK POWERS)
                           REPRESENTING:

                           - AT LEAST THE NUMBER OF SHARES WHOSE VALUE, BASED ON THE CLOSING PRICE OF COMMON STOCK OF ROCKWELL AUTOMATION ON THE NEW YORK STOCK EXCHANGE -- COMPOSITE TRANSACTIONS ON THE DAY YOU HAVE EXERCISED YOUR OPTIONS THROUGH THE CUSTOMER SERVICE CENTER; OR

                           - ANY LESSER NUMBER OF SHARES YOU DESIRE (OR AFTER YOUR DEATH, THE PERSON ENTITLED TO EXERCISE THE OPTIONS DESIRES) TO USE TO PAY THE EXERCISE PRICE FOR THOSE OPTION SHARES AND A CHECK IN THE AMOUNT OF SUCH EXERCISE PRICE LESS THE VALUE OF THE SHARES DELIVERED, BASED ON THE CLOSING PRICE OF COMMON STOCK OF ROCKWELL AUTOMATION ON THE NEW YORK STOCK EXCHANGE -- COMPOSITE TRANSACTIONS ON THE DAY YOU HAVE EXERCISED YOUR OPTIONS THROUGH THE CUSTOMER SERVICE CENTER.

                  (ii) CHARLES SCHWAB WILL ADVISE YOU (OR ANY OTHER PERSON WHO, BEING ENTITLED TO DO SO, EXERCISES THE OPTIONS) OF THE EXACT NUMBER OF SHARES, AT THE CLOSING PRICE ON THE NEW YORK STOCK EXCHANGE -- COMPOSITE TRANSACTIONS ON THE EFFECTIVE DATE OF EXERCISE UNDER
                           SECTION 3(b)(ii), AND ANY FUNDS REQUIRED TO PAY IN FULL THE EXERCISE PRICE FOR THE OPTION SHARES PURCHASED. IN ACCORDANCE WITH SECTION 3(e), YOU (OR SUCH OTHER PERSON) MUST PAY, BY CHECK, IN SHARES OR IN A COMBINATION OF CHECK AND SHARES, ANY BALANCE REQUIRED TO PAY IN FULL THE EXERCISE PRICE OF THE OPTION SHARES PURCHASED WITHIN FIVE BUSINESS DAYS FOLLOWING THE EFFECTIVE DATE OF SUCH EXERCISE OF THE OPTIONS UNDER SECTION 3(b)(ii).

                  (iii) NOTWITHSTANDING ANY OTHER PROVISION OF THIS STOCK OPTION AGREEMENT, THE SECRETARY OF ROCKWELL AUTOMATION MAY LIMIT THE NUMBER, FREQUENCY OR VOLUME OF SUCCESSIVE EXERCISES OF ANY OF

                           THE OPTIONS IN WHICH PAYMENT IS MADE, IN WHOLE OR IN PART, BY DELIVERY OF SHARES PURSUANT TO THIS SUBPARAGRAPH (D) TO PREVENT UNREASONABLE PYRAMIDING OF SUCH EXERCISES.

         (e) AN EXERCISE CONDUCTED AND CONFIRMED THROUGH THE CUSTOMER SERVICE CENTER, WHETHER OR NOT FULL PAYMENT OF THE EXERCISE PRICE FOR THE OPTION SHARES IS RECEIVED BY CHARLES SCHWAB, SHALL CONSTITUTE A BINDING CONTRACTUAL OBLIGATION BY YOU (OR THE OTHER PERSON ENTITLED TO EXERCISE THE OPTIONS) TO PROCEED WITH AND COMPLETE THAT EXERCISE OF THE OPTIONS (BUT ONLY SO LONG AS YOU CONTINUE, OR THE OTHER PERSON ENTITLED TO EXERCISE THE OPTIONS CONTINUES, TO BE ENTITLED TO EXERCISE THE OPTIONS ON THAT DATE). BY YOUR ACCEPTANCE OF THIS STOCK OPTION AGREEMENT, YOU AGREE (FOR YOURSELF AND ON BEHALF OF ANY OTHER PERSON WHO BECOMES ENTITLED TO EXERCISE THE OPTIONS) TO DELIVER OR CAUSE TO BE DELIVERED TO CHARLES SCHWAB ANY BALANCE OF THE EXERCISE PRICE FOR THE OPTION SHARES TO BE PURCHASED UPON THE EXERCISE PURSUANT TO THE TRANSACTION CONDUCTED THROUGH THE CUSTOMER SERVICE CENTER REQUIRED TO PAY IN FULL THE EXERCISE PRICE FOR THOSE OPTION SHARES, THAT PAYMENT BEING BY CHECK, WIRE TRANSFER, IN SHARES OR IN A COMBINATION OF CHECK AND SHARES, ON OR BEFORE THE LATER OF THE FIFTH BUSINESS DAY AFTER THE DATE ON WHICH YOU CONFIRM THE TRANSACTION THROUGH THE CUSTOMER SERVICE CENTER. IF SUCH PAYMENT IS NOT MADE, YOU (FOR YOURSELF AND ON BEHALF OF ANY OTHER PERSON WHO BECOMES ENTITLED TO EXERCISE THE OPTIONS) AUTHORIZE THE CORPORATION, IN ITS DISCRETION, TO SET OFF AGAINST SALARY PAYMENTS OR OTHER AMOUNTS DUE OR WHICH MAY BECOME DUE YOU (OR THE OTHER PERSON ENTITLED TO EXERCISE THE OPTIONS) ANY BALANCE OF THE EXERCISE PRICE FOR THOSE OPTION SHARES REMAINING UNPAID THEREAFTER.

         (f) A BOOK-ENTRY STATEMENT REPRESENTING THE NUMBER OF OPTION SHARES PURCHASED WILL BE ISSUED AS SOON AS PRACTICABLE AFTER CHARLES SCHWAB HAS RECEIVED FULL PAYMENT OF THE EXERCISE PRICE OF THOSE OPTION SHARES.

4.       TRANSFERABILITY

         YOU ARE NOT ENTITLED TO TRANSFER THE OPTIONS EXCEPT (I) BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION; OR (II) BY GIFT TO ANY MEMBER OF YOUR IMMEDIATE FAMILY OR TO A TRUST FOR THE BENEFIT OF ONE OR MORE MEMBERS OF YOUR IMMEDIATE FAMILY; PROVIDED, HOWEVER, THAT NO TRANSFER PURSUANT TO THIS CLAUSE (II) SHALL BE EFFECTIVE UNLESS YOU HAVE NOTIFIED THE CORPORATION'S OFFICE OF THE SECRETARY (ATTENTION: STOCK OPTION ADMINISTRATION) IN WRITING SPECIFYING THE OPTION OR OPTIONS TRANSFERRED, THE DATE OF THE GIFT AND THE NAME AND SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER OF THE TRANSFEREE. DURING YOUR LIFETIME, ONLY YOU ARE ENTITLED TO EXERCISE THE OPTIONS UNLESS YOU HAVE TRANSFERRED ANY OPTION IN ACCORDANCE WITH THIS PARAGRAPH TO A MEMBER OF

         YOUR IMMEDIATE FAMILY OR A TRUST FOR THE BENEFIT OF ONE OR MORE MEMBERS OF YOUR IMMEDIATE FAMILY, IN WHICH CASE ONLY THAT TRANSFEREE (OR THE LEGAL REPRESENTATIVE OF THE ESTATE OR THE HEIRS OR LEGATEES OF THAT TRANSFEREE) SHALL BE ENTITLED TO EXERCISE THAT OPTION. FOR PURPOSES OF THIS PARAGRAPH, YOUR "IMMEDIATE FAMILY" SHALL MEAN YOUR SPOUSE AND NATURAL, ADOPTED OR STEP- CHILDREN AND GRANDCHILDREN.

5.       WITHHOLDING

         ROCKWELL AUTOMATION OR CHARLES SCHWAB SHALL HAVE THE RIGHT, IN CONNECTION WITH THE EXERCISE OF THE OPTIONS, IN WHOLE OR IN PART, TO DEDUCT FROM ANY PAYMENT TO BE MADE BY ROCKWELL AUTOMATION OR CHARLES SCHWAB AN AMOUNT EQUAL TO THE TAXES REQUIRED TO BE WITHHELD BY LAW WITH RESPECT TO SUCH EXERCISE OR TO REQUIRE YOU (OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTIONS) TO PAY TO IT AN AMOUNT SUFFICIENT TO PROVIDE FOR ANY SUCH TAXES SO REQUIRED TO BE WITHHELD. BY YOUR ACCEPTANCE OF THIS STOCK OPTION AGREEMENT, YOU AGREE (FOR YOURSELF AND ON BEHALF OF ANY OTHER PERSON WHO BECOMES ENTITLED TO EXERCISE THE OPTIONS) THAT IF ROCKWELL AUTOMATION OR CHARLES SCHWAB ELECTS TO REQUIRE YOU (OR SUCH OTHER PERSON) TO REMIT AN AMOUNT SUFFICIENT TO PAY SUCH WITHHOLDING TAXES, YOU (OR SUCH OTHER PERSON) MUST REMIT THAT AMOUNT WITHIN FIVE BUSINESS DAYS AFTER CONFIRMATION OF THE OPTION EXERCISE AS PROVIDED IN SECTION 3(a)(ii). IF SUCH PAYMENT IS NOT MADE, ROCKWELL AUTOMATION, IN ITS DISCRETION, SHALL HAVE THE SAME RIGHT OF SET-OFF AS PROVIDED UNDER SECTION 3(e) WITH RESPECT TO PAYMENT OF THE EXERCISE PRICE FOR OPTION SHARES.

6.       HEADINGS

         THE SECTION HEADINGS CONTAINED IN THESE STOCK OPTION TERMS AND CONDITIONS ARE SOLELY FOR THE PURPOSE OF REFERENCE, ARE NOT PART OF THE AGREEMENT OF THE PARTIES AND SHALL IN NO WAY AFFECT THE MEANING OR INTERPRETATION OF THIS STOCK OPTION AGREEMENT.

7.       REFERENCES

         ALL REFERENCES IN THESE STOCK OPTION TERMS AND CONDITIONS TO SECTIONS, PARAGRAPHS, SUBPARAGRAPHS OR CLAUSES SHALL BE DEEMED TO BE REFERENCES TO SECTIONS, PARAGRAPHS, SUBPARAGRAPHS AND CLAUSES OF THESE STOCK OPTION TERMS AND CONDITIONS UNLESS OTHERWISE SPECIFICALLY PROVIDED.

8.       ENTIRE AGREEMENT

         THIS STOCK OPTION AGREEMENT AND THE OTHER TERMS APPLICABLE TO STOCK OPTIONS GRANTED UNDER THE PLAN EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN ROCKWELL AUTOMATION AND YOU WITH RESPECT TO THE

         OPTIONS, AND THERE ARE NO REPRESENTATIONS, PROMISES, COVENANTS, AGREEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE OPTIONS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS STOCK OPTION AGREEMENT AND THE PLAN.

9.       APPLICABLE LAWS AND REGULATIONS

         THIS STOCK OPTION AGREEMENT AND ROCKWELL AUTOMATION'S OBLIGATION TO ISSUE OPTION SHARES HEREUNDER ARE SUBJECT TO APPLICABLE LAWS AND REGULATIONS.

EXHIBIT 1         - NOTICE OF EXERCISE FORM

EXHIBIT 1

                             NOTICE OF EXERCISE FORM
                           FOR NON-EMPLOYEE DIRECTORS

To:      Rockwell Automation
         Office of the Secretary (MW31)
         777 East Wisconsin Avenue, Suite 1400
         Milwaukee, WI  53202

         Fax No. (414) 212-5297



         1. OPTIONS EXERCISED: Subject to the terms and conditions of the Stock Option Agreement dated July 31, 2001 with Rockwell International Corporation (Rockwell Automation) thereunder, I hereby exercise the following stock option(s):

          Date of             Number of              Exercise          Total
          Grant                Shares                Price             Purchase Price

         ----------           ----------             $                 $

         ----------           ----------             $                 $

         ----------           ----------             $                 $


         2. PAYMENT: The following must be received by Charles Schwab & Co., Inc. within five business days following the date of exercise:

         - A check payable to Rockwell International Employee Stock Option Program or a wire transfer to Charles Schwab & Co., Inc. for credit to the Rockwell International Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); OR

         - A number of shares of Rockwell Automation Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); AND

                                                         Notice of Exercise Form
                                                 For Officers and Directors Only
                                                                          Page 2


                  If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within five (5) business days after the exercise date, Rockwell Automation is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



-----------------------------------------------------
                  (Signature)


Printed Name
            -----------------------------------------

Dated: